UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 9, 2013

Interleukin Genetics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 9, 2013, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Interleukin Genetics, Inc. (the “Company”), the shareholders approved the Company’s 2013 Employee, Director and Consultant Equity Incentive Plan (the “Stock Plan”), as described under Proposal 4 of Item 5.07 below. A description of the terms and conditions of the Stock Plan is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 24, 2013 (the “Proxy Statement”) under the heading “Proposal 4: Approval of the 2013 Employee, Director and Consultant Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the Stock Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 9, 2013, the Company filed a certificate of amendment to its Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 300,000,000. The certificate of amendment became effective upon filing. A copy of the certificate of amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, at which a quorum was present, the stockholders of the Company voted on and approved the following matters, which are described in detail in the Proxy Statement: (1) to elect William C. Mills III and James M. Weaver as Class I directors to each serve for a three-year term expiring at the Company’s 2016 annual meeting of stockholders (“Proposal 1”); (2) to approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 300,000,000 (“Proposal 2”); (3) to approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split by combining outstanding shares of the Company’s common stock into a lesser number of outstanding shares by a ratio of not less than 1-for-5 and not more than 1-for-20 at any time prior to the earlier of (i) August 1, 2014 and (ii) the 2014 annual meeting of stockholders, with the exact ratio to be set within this range by the Company’s board of directors in its sole discretion (“Proposal 3”); (4) to approve the 2013 Employee, Director and Consultant Equity Incentive Plan (“Proposal 4”); (5) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Proposal 5”); (6) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 6”); and (7) to approve, on an advisory basis, the frequency of having an advisory vote on the compensation of the Company’s named executive officers (“Proposal 7”).

The tabulation of votes with respect to the proposals was as follows:

Proposal 1 – Election of Directors:

	For	Withheld	Broker Non-Votes
William C. Mills III	93,834,898	85,929	21,642,269
James M. Weaver	93,717,214	203,613	21,642,269

Proposal 2 – Amendment of the Company’s Certificate of Incorporation (Authorized Common Stock Increase):

For	Against	Abstain
113,386,951	1,831,708	344,437

Proposal 3 – Amendment of the Company’s Certificate of Incorporation (Reverse Stock Split):

For	Against	Abstain
109,326,781	5,269,665	966,650

Proposal 4 – Approval of 2013 Employee, Director and Consultant Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
93,482,922	275,887	162,018	21,642,269

Proposal 5 – Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain
115,474,144	88,068	884

Proposal 6 – Advisory Vote on Approval of Executive Compensation:

For	Against	Abstain	Broker Non-Votes
93,662,141	87,953	170,733	21,642,269

Proposal 7 – Advisory Vote on the Frequency of Having an Advisory Vote on the Compensation of Named Executive Officers:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
91,617,701	2,063,152	119,257	120,717	21,642,269

Consistent with the recommendation of the board of directors in the Proxy Statement and the stockholder votes at the Annual Meeting, the board of directors has determined to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the earlier of (1) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2019 annual meeting of stockholders; or (2) such date that the board of directors decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment filed with the Delaware Secretary of State on August 9, 2013.

10.1+	2013 Employee, Director and Consultant Equity Incentive Plan.
+	Management contract or compensatory plan arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLEUKIN GENETICS, INC.

Date: August 13, 2013	/s/ Eliot M. Lurier
Eliot M. Lurier
Chief Financial Officer